Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2021

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	December 31,	Percent Changes vs.
	2021	2021	2020	3Q21	4Q20
Net interest income (2)	$1,138	$1,167	$830	(2)%	37%
FTE adjustment	(6)	(7)	(5)	14	(20)
Net interest income	1,132	1,160	825	(2)	37
Provision for credit losses	(64)	(62)	103	(3)	(162)
Noninterest income	515	535	409	(4)	26
Noninterest expense	1,221	1,289	756	(5)	62
Income before income taxes	490	468	375	5	31
Provision for income taxes	88	90	59	(2)	49
Income after income taxes	402	378	316	6	27
Income attributable to non-controlling interest	1	1	—	—	100
Net income attributable to Huntington Bancshares Inc	401	377	316	6	27
Dividends on preferred shares	28	29	35	(3)	(20)
Impact of preferred stock redemption	(4)	15	—	(127)	(100)
Net income applicable to common shares	$377	$333	$281	13%	34%

Net income per common share - diluted	$0.26	$0.22	$0.27	18%	(4)%
Cash dividends declared per common share	0.155	0.15	0.15	3	3
Tangible book value per common share at end of period	8.06	8.09	8.51	—	(5)
Number of common shares repurchased	10	33	—	(70)	100
Average common shares - basic	1,444	1,463	1,017	(1)	42
Average common shares - diluted	1,471	1,487	1,036	(1)	42
Ending common shares outstanding	1,438	1,446	1,017	(1)	41
Return on average assets	0.92%	0.86%	1.04%
Return on average common shareholders’ equity	8.7	7.6	10.4
Return on average tangible common shareholders’ equity (1)	13.2	11.5	13.3
Net interest margin (2)	2.84	2.90	2.94
Efficiency ratio (3)	73.0	74.9	60.2
Effective tax rate	18.0	19.0	15.8
Average total assets	$173,672	$173,833	$120,995	—	44
Average earning assets	159,056	159,411	112,222	—	42
Average loans and leases	109,852	109,931	81,116	—	35
Average loans and leases - linked quarter annualized growth rate	(0.3)%	102.9%	2.9%
Average total deposits	$142,303	$142,303	$96,564	—	47
Average core deposits (4)	138,008	137,816	92,325	—	49
Average core deposits - linked quarter annualized growth rate	0.6%	103.7%	7.2%
Average shareholders’ equity	19,375	19,783	12,941	(2)	50
Average common total shareholders' equity	17,193	17,428	10,749	(1)	60
Average tangible common shareholders' equity	11,675	11,905	8,605	(2)	36
Total assets at end of period	174,064	173,878	123,038	—	41
Total shareholders’ equity at end of period	19,297	19,479	12,993	(1)	49

NCOs as a % of average loans and leases	0.12%	0.20%	0.55%
NAL ratio	0.64	0.78	0.65
NPA ratio (5)	0.67	0.81	0.69
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.81	1.91	2.22
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.88	1.99	2.29
Common equity tier 1 risk-based capital ratio (6)	9.33	9.57	10.00
Tangible common equity / tangible asset ratio (7)	6.88	6.95	7.16
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data)	2021	2020	Amount	Percent
Net interest income (2)	$4,127	$3,245	$882	27%
FTE adjustment	(25)	(21)	(4)	(19)
Net interest income	4,102	3,224	878	27
Provision for credit losses	25	1,048	(1,023)	(98)
Noninterest income	1,889	1,591	298	19
Noninterest expense	4,375	2,795	1,580	57
Income before income taxes	1,591	972	619	64
Provision for income taxes	294	155	139	90
Income after income taxes	1,297	817	480	59
Income attributable to non-controlling interest	2	—	2	100
Net Income attributable to Huntington Bancshares Inc	1,295	817	478	59
Dividends on preferred shares	131	100	31	31
Impact of preferred stock redemption	11	—	11	100
Net income applicable to common shares	$1,153	$717	$436	61%

Net income per common share - diluted	$0.90	$0.69	$0.21	30%
Cash dividends declared per common share	0.605	0.60	0.01	1

Average common shares - basic	1,262	1,017	245	24
Average common shares - diluted	1,287	1,033	254	25

Return on average assets	0.85%	0.70%
Return on average common shareholders’ equity	7.9	6.8
Return on average tangible common shareholders’ equity (1)	11.3	8.9
Net interest margin (2)	2.94	2.99
Efficiency ratio (3)	72.0	56.9
Effective tax rate	18.5	15.9

Average total assets	$152,281	$117,232	$35,049	30
Average earning assets	140,175	108,443	31,732	29
Average loans and leases	96,987	79,395	17,592	22
Average total deposits	124,310	91,913	32,397	35
Average core deposits (4)	120,432	87,875	32,557	37
Average shareholders’ equity	16,997	12,303	4,694	38
Average common total shareholders' equity	14,569	10,619	3,950	37
Average tangible common shareholders' equity	10,509	8,462	2,047	24

NCOs as a % of average loans and leases	0.22%	0.57%
NAL ratio	0.64	0.65
NPA ratio (5)	0.67	0.69
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)December 31, 2021, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions)	2021	2020	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,811	$1,319	37%
Interest-bearing deposits at Federal Reserve Bank	3,711	5,276	(30)
Interest-bearing deposits in banks	392	117	235
Trading account securities	46	62	(26)
Available-for-sale securities	28,460	16,485	73
Held-to-maturity securities	12,447	8,861	40
Other securities	648	418	55
Loans held for sale	1,676	1,275	31
Loans and leases (1)	111,920	81,608	37
Allowance for loan and lease losses	(2,030)	(1,814)	(12)
Net loans and leases	109,890	79,794	38
Bank owned life insurance	2,765	2,577	7
Premises and equipment	1,164	757	54
Goodwill	5,349	1,990	169
Servicing rights and other intangible assets	611	428	43
Other assets	5,094	3,679	38
Total assets	$174,064	$123,038	41%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$143,263	$98,948	45%
Short-term borrowings	334	183	83
Long-term debt	7,108	8,352	(15)
Other liabilities	4,041	2,562	58
Total liabilities	154,746	110,045	41

Shareholders' equity
Preferred stock	2,167	2,191	(1)
Common stock	14	10	40
Capital surplus	15,222	8,781	73
Less treasury shares, at cost	(79)	(59)	(34)
Accumulated other comprehensive (loss) gain	(229)	192	(219)
Retained earnings	2,202	1,878	17
Total Huntington Bancshares Inc shareholders’ equity	19,297	12,993	49
Non-controlling interest	21	—	100
Total equity	19,318	12,993	49
Total liabilities and shareholders’ equity	$174,064	$123,038	41%

Common shares authorized (par value of $0.01)	2,250,000,000	1,500,000,000
Common shares outstanding	1,437,742,172	1,017,196,776
Treasury shares outstanding	6,298,288	5,062,054
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	557,500	750,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2021		2021		2021		2021		2020
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$41,688	37%	$40,452	36%	$41,900	38%	$32,297	40%	$33,151	40%
Commercial real estate:
Construction	1,871	2	1,812	2	1,926	2	1,083	1	1,035	1
Commercial	13,090	12	12,882	12	12,848	11	6,096	8	6,164	8
Commercial real estate	14,961	14	14,694	14	14,774	13	7,179	9	7,199	9
Lease financing	5,000	4	4,991	5	5,027	4	2,167	3	2,222	3
Total commercial	61,649	55	60,137	55	61,701	55	41,643	52	42,572	52
Consumer:
Residential mortgage	19,256	17	18,922	17	18,729	17	12,092	15	12,141	15
Automobile	13,434	12	13,305	12	13,174	12	12,591	16	12,778	16
Home equity	10,550	9	10,919	10	11,317	10	8,727	11	8,894	11
RV and marine	5,058	5	5,052	4	4,960	4	4,218	5	4,190	5
Other consumer	1,973	2	2,232	2	2,024	2	959	1	1,033	1
Total consumer	50,271	45	50,430	45	50,204	45	38,587	48	39,036	48
Total loans and leases	$111,920	100%	$110,567	100%	$111,905	100%	$80,230	100%	$81,608	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2021		2021		2021		2021		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$33,368	30%	$35,276	32%	$36,798	33%	$26,658	33%	$27,230	33%
Commercial Banking	49,372	44	46,988	43	46,559	41	27,318	34	27,374	34
Vehicle Finance	20,968	19	20,353	18	20,196	18	19,474	24	20,027	25
RBHPCG (Regional Banking and The Huntington Private Client Group)	8,012	7	7,743	7	7,394	7	6,587	8	6,809	8
Treasury / Other	200	—	207	—	958	1	193	1	168	—
Total loans and leases	$111,920	100%	$110,567	100%	$111,905	100%	$80,230	100%	$81,608	100%

Average Balances by Business Segment:
Consumer and Business Banking	$33,798	31%	$35,807	33%	$28,948	33%	$27,069	34%	$27,483	34%
Commercial Banking	47,281	43	46,180	42	31,896	37	26,694	33	26,727	33
Vehicle Finance	20,598	19	20,219	18	19,548	22	19,735	25	19,977	25
RBHPCG	7,842	7	7,527	7	6,840	8	6,568	8	6,751	8
Treasury / Other	333	—	198	—	205	—	195	—	178	—
Total loans and leases	$109,852	100%	$109,931	100%	$87,437	100%	$80,261	100%	$81,116	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2021		2021		2021		2021		2020
Ending Balances by Type:
Demand deposits - noninterest-bearing	$43,236	30%	$44,560	31%	$45,249	32%	$31,226	30%	$28,553	29%
Demand deposits - interest-bearing	39,837	28	36,423	26	34,938	24	27,493	27	26,757	27
Money market deposits	32,522	23	32,662	23	33,616	24	26,268	26	26,248	27
Savings and other domestic deposits	21,088	15	20,773	15	20,876	15	13,115	13	11,722	12
Core certificates of deposit (1)	2,740	2	3,080	2	3,537	2	1,329	1	1,425	1
Total core deposits	139,423	98	137,498	97	138,216	97	99,431	97	94,705	96
Other domestic deposits of $250,000 or more	359	—	521	—	675	—	105	—	131	—
Negotiable CDS, brokered and other deposits	3,481	2	3,879	3	3,914	3	2,648	3	4,112	4
Total deposits	$143,263	100%	$141,898	100%	$142,805	100%	$102,184	100%	$98,948	100%
Total core deposits:
Commercial	$61,521	44%	$61,210	45%	$61,055	44%	$46,539	47%	$44,698	47%
Consumer	77,902	56	76,288	55	77,161	56	52,892	53	50,007	53
Total core deposits	$139,423	100%	$137,498	100%	$138,216	100%	$99,431	100%	$94,705	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2021		2021		2021		2021		2020
Ending Balances by Business Segment:
Consumer and Business Banking	$95,352	67%	$94,439	67%	$95,693	67%	$65,437	64%	$60,910	61%
Commercial Banking	31,845	22	32,531	23	32,624	23	25,420	25	24,766	25
Vehicle Finance	1,401	1	1,437	1	1,155	1	849	1	722	1
RBHPCG	10,162	7	9,025	6	8,416	6	7,163	7	7,635	8
Treasury / Other (2)	4,503	3	4,466	3	4,917	3	3,315	3	4,915	5
Total deposits	$143,263	100%	$141,898	100%	$142,805	100%	$102,184	100%	$98,948	100%

Average Balances by Business Segment:
Consumer and Business Banking	$94,593	67%	$94,719	67%	$73,011	65%	$62,333	63%	$60,163	62%
Commercial Banking	31,950	22	32,867	23	27,372	24	25,100	25	24,051	25
Vehicle Finance	1,501	1	1,328	1	1,035	1	768	1	760	1
RBHPCG	9,505	7	8,587	6	7,564	7	7,059	7	6,850	7
Treasury / Other (2)	4,754	3	4,802	3	3,696	3	4,025	4	4,740	5
Total deposits	$142,303	100%	$142,303	100%	$112,678	100%	$99,285	100%	$96,564	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2021	2021	2021	2021	2020	3Q21	4Q20
Assets
Interest-bearing deposits at Federal Reserve Bank	$7,227	$11,536	$7,636	$6,065	$5,507	(37)%	31%
Interest-bearing deposits in banks	521	466	319	177	205	12	154
Securities:
Trading account securities	51	49	48	52	53	4	(4)
Available-for-sale securities:
Taxable	23,895	20,147	20,096	14,827	12,048	19	98
Tax-exempt	3,057	3,116	2,832	2,650	2,710	(2)	13
Total available-for-sale securities	26,952	23,263	22,928	17,477	14,758	16	83
Held-to-maturity securities - taxable	12,421	11,964	7,280	8,269	8,844	4	40
Other securities	651	677	479	412	420	(4)	55
Total securities	40,075	35,953	30,735	26,210	24,075	11	66
Loans held for sale	1,381	1,525	1,294	1,392	1,319	(9)	5
Loans and leases: (2)
Commercial:
Commercial and industrial	40,582	40,597	34,126	32,153	32,508	—	25
Commercial real estate:
Construction	1,820	1,803	1,310	1,053	1,085	1	68
Commercial	12,758	12,891	7,773	6,122	6,092	(1)	109
Commercial real estate	14,578	14,694	9,083	7,175	7,177	(1)	103
Lease financing	4,933	4,983	2,798	2,199	2,342	(1)	111
Total commercial	60,093	60,274	46,007	41,527	42,027	—	43
Consumer:
Residential mortgage	18,955	18,886	13,768	12,094	12,100	—	57
Automobile	13,355	13,209	12,793	12,665	12,857	1	4
Home equity	10,748	11,106	9,375	8,809	8,919	(3)	21
RV and marine	5,040	4,998	4,447	4,193	4,181	1	21
Other consumer	1,661	1,458	1,047	973	1,032	14	61
Total consumer	49,759	49,657	41,430	38,734	39,089	—	27
Total loans and leases	109,852	109,931	87,437	80,261	81,116	—	35
Allowance for loan and lease losses	(2,112)	(2,219)	(1,828)	(1,809)	(1,804)	5	(17)
Net loans and leases	107,740	107,712	85,609	78,452	79,312	—	36
Total earning assets	159,056	159,411	127,421	114,105	112,222	—	42
Cash and due from banks	1,695	1,535	1,106	1,080	1,113	10	52
Goodwill and other intangible assets	5,570	5,578	3,055	2,176	2,185	—	155
All other assets	9,463	9,528	8,076	7,443	7,279	(1)	30
Total assets	$173,672	$173,833	$137,830	$122,995	$120,995	—%	44%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$38,441	$35,690	$29,729	$26,812	$25,094	8%	53%
Money market deposits	32,400	33,281	28,124	26,247	26,144	(3)	24
Savings and other domestic deposits	20,896	20,931	15,190	12,277	11,468	—	82
Core certificates of deposit (3)	2,909	3,319	1,832	1,384	1,479	(12)	97
Other domestic deposits of $250,000 or more	452	582	259	115	139	(22)	225
Negotiable CDS, brokered and other deposits	3,843	3,905	2,986	3,355	4,100	(2)	(6)
Total interest-bearing deposits	98,941	97,708	78,120	70,190	68,424	1	45
Short-term borrowings	342	317	241	208	239	8	43
Long-term debt	7,674	7,587	6,887	7,766	8,799	1	(13)
Total interest-bearing liabilities	106,957	105,612	85,248	78,164	77,462	1	38
Demand deposits - noninterest-bearing	43,362	44,595	34,558	29,095	28,140	(3)	54
All other liabilities	3,957	3,823	2,608	2,412	2,452	4	61
Total Huntington Bancshares Inc shareholders’ equity	19,375	19,783	15,410	13,324	12,941	(2)	50
Non-controlling interest	21	20	6	—	—	5	100
Total equity	19,396	19,803	15,416	13,324	12,941	(2)	50
Total liabilities and shareholders’ equity	$173,672	$173,833	$137,830	$122,995	$120,995	—%	44%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	$3	$4	$2	$2	$2
Interest-bearing deposits in banks	—	1	—	—	—
Securities:
Trading account securities	—	—	1	—	1
Available-for-sale securities:
Taxable	77	68	67	49	46
Tax-exempt	19	18	17	17	17
Total available-for-sale securities	96	86	84	66	63
Held-to-maturity securities - taxable	50	47	35	42	47
Other securities	4	2	2	2	2
Total securities	150	135	122	110	113
Loans held for sale	10	13	9	9	9
Loans and leases:
Commercial:
Commercial and industrial	393	419	319	315	294
Commercial real estate:
Construction	17	17	12	9	9
Commercial	102	105	60	40	41
Commercial real estate	119	122	72	49	50
Lease financing	61	61	36	28	30
Total commercial	573	602	427	392	374
Consumer:
Residential mortgage	141	139	104	95	99
Automobile	119	121	115	116	125
Home equity	109	113	89	80	85
RV and marine	54	55	46	44	47
Other consumer	29	29	27	27	29
Total consumer	452	457	381	362	385
Total loans and leases	1,025	1,059	808	754	759
Total earning assets	$1,188	$1,212	$941	$875	$883

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$3	$3	$4	$2	$2
Money market deposits	6	7	4	4	7
Savings and other domestic deposits	1	1	2	1	1
Core certificates of deposit (3)	—	(2)	1	2	2
Other domestic deposits of $250,000 or more	—	1	—	—	1
Negotiable CDS, brokered and other deposits	1	1	1	2	2
Total interest-bearing deposits	11	11	12	11	15
Short-term borrowings	1	—	—	—	—
Long-term debt	38	34	85	(114)	38
Total interest bearing liabilities	50	45	97	(103)	53
Net interest income	$1,138	$1,167	$844	$978	$830
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis (1)	2021	2021	2021	2021	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	0.15%	0.17%	0.11%	0.10%	0.10%
Interest-bearing deposits in banks	0.06	0.04	0.01	0.08	0.12
Securities:
Trading account securities	3.67	2.98	2.96	3.64	3.65
Available-for-sale securities:
Taxable	1.29	1.34	1.34	1.32	1.53
Tax-exempt	2.40	2.37	2.42	2.52	2.59
Total available-for-sale securities	1.42	1.48	1.47	1.50	1.72
Held-to-maturity securities - taxable	1.59	1.58	1.94	2.02	2.11
Other securities	2.18	1.43	1.72	1.66	1.85
Total securities	1.49	1.52	1.59	1.67	1.87
Loans held for sale	3.14	3.23	2.79	2.64	2.96
Loans and leases: (3)
Commercial:
Commercial and industrial	3.79	4.04	3.70	3.91	3.53
Commercial real estate:
Construction	3.71	3.68	3.57	3.41	3.36
Commercial	3.14	3.17	3.06	2.64	2.62
Commercial real estate	3.21	3.23	3.13	2.75	2.73
Lease financing	4.81	4.84	5.00	5.18	5.08
Total commercial	3.73	3.91	3.67	3.78	3.48
Consumer:
Residential mortgage	2.97	2.95	3.04	3.13	3.27
Automobile	3.53	3.62	3.62	3.71	3.88
Home equity	4.01	4.03	3.79	3.71	3.76
RV and marine	4.31	4.33	4.13	4.30	4.53
Other consumer	7.08	7.98	10.17	11.17	11.12
Total consumer	3.62	3.65	3.69	3.78	3.93
Total loans and leases	3.68	3.80	3.68	3.78	3.70
Total earning assets	2.96	3.02	2.96	3.11	3.13
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.03	0.04	0.04	0.04	0.04
Money market deposits	0.08	0.08	0.06	0.06	0.10
Savings and other domestic deposits	0.02	0.03	0.04	0.04	0.05
Core certificates of deposit (4)	—	(0.23)	0.19	0.51	0.56
Other domestic deposits of $250,000 or more	0.18	0.21	0.26	0.22	0.51
Negotiable CDS, brokered and other deposits	0.14	0.15	0.16	0.18	0.19
Total interest-bearing deposits	0.05	0.05	0.06	0.06	0.08
Short-term borrowings	0.09	0.14	0.47	0.19	0.26
Long-term debt	1.93	1.81	4.97	(5.88)	1.72
Total interest-bearing liabilities	0.18	0.17	0.45	(0.53)	0.27
Net interest rate spread	2.78	2.85	2.51	3.64	2.86
Impact of noninterest-bearing funds on margin	0.06	0.05	0.15	(0.16)	0.08
Net interest margin	2.84%	2.90%	2.66%	3.48%	2.94%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2021	2021	2021	2021	2020
Fully-taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth
Commercial loans (2)(3)	3.53%	3.65%	3.27%	3.22%	2.92%
Impact of commercial loan derivatives	0.20	0.26	0.40	0.56	0.56
Total commercial - as reported	3.73%	3.91%	3.67%	3.78%	3.48%
Average 1 Month LIBOR	0.09%	0.09%	0.10%	0.12%	0.15%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Interest income	$1,182	$1,205	$935	$869	$878
Interest expense	50	45	97	(103)	53
Net interest income	1,132	1,160	838	972	825
Provision for credit losses	(64)	(62)	211	(60)	103
Net interest income after provision for credit losses	1,196	1,222	627	1,032	722
Service charges on deposit accounts	101	114	88	69	78
Card and payment processing income	93	96	80	65	65
Mortgage banking income	61	81	67	100	90
Trust and investment management services	63	61	56	52	49
Capital markets fees	47	40	35	29	34
Insurance income	28	25	25	27	25
Leasing revenue	41	42	12	4	6
Bank owned life insurance income	22	15	16	16	14
Gain on sale of loans	1	2	3	3	13
Net gains (losses) on sales of securities	(1)	—	10	—	—
Other noninterest income	59	59	52	30	35
Total noninterest income	515	535	444	395	409
Personnel costs	632	643	592	468	426
Outside data processing and other services	269	304	162	115	111
Net occupancy	68	95	72	42	39
Equipment	68	79	55	46	49
Professional services	22	26	48	17	21
Marketing	35	25	15	14	15
Deposit and other insurance expense	18	17	8	8	8
Amortization of intangibles	14	13	11	10	10
Lease financing equipment depreciation	17	19	5	—	—
Other noninterest expense	78	68	104	73	77
Total noninterest expense	1,221	1,289	1,072	793	756
Income (loss) before income taxes	490	468	(1)	634	375
Provision for income taxes	88	90	14	102	59
Income (loss) after income taxes	402	378	(15)	532	316
Income attributable to non-controlling interest	1	1	—	—	—
Net income (loss) attributable to Huntington Bancshares Inc	401	377	(15)	532	316
Dividends on preferred shares	28	29	43	31	35
Impact of preferred stock redemption	(4)	15	—	—	—
Net income (loss) applicable to common shares	$377	$333	$(58)	$501	$281

Average common shares - basic	1,444	1,463	1,125	1,018	1,017
Average common shares - diluted	1,471	1,487	1,125	1,041	1,036

Per common share
Net income (loss) - basic	$0.26	$0.23	$(0.05)	$0.49	$0.28
Net income (loss) - diluted	0.26	0.22	(0.05)	0.48	0.27
Cash dividends declared	0.155	0.15	0.15	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,132	$1,160	$838	$972	$825
FTE adjustment	6	7	6	6	5
Net interest income (1)	1,138	1,167	844	978	830
Noninterest income	515	535	444	395	409
Total revenue (1)	$1,653	$1,702	$1,288	$1,373	$1,239
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2021	2021	2021	2021	2020	3Q21	4Q20
Net origination and secondary marketing income	$56	$80	$70	$94	$92	(30)%	(39)%
Net mortgage servicing income
Loan servicing income	22	21	17	17	16	5	38
Amortization of capitalized servicing	(20)	(21)	(20)	(20)	(17)	5	(18)
Operating (expense) income	2	—	(3)	(3)	(1)	100	300
MSR valuation adjustment (1)	(1)	1	(24)	51	4	(200)	(125)
Gains (losses) due to MSR hedging	2	(4)	22	(46)	(9)	150	122
Net MSR risk management	1	(3)	(2)	5	(5)	133	120
Total net mortgage servicing (expense) income	$3	$(3)	$(5)	$2	$(6)	200%	150%
All other	2	4	2	4	4	(50)	(50)
Mortgage banking income	$61	$81	$67	$100	$90	(25)%	(32)%

Mortgage origination volume	$3,880	$4,467	$4,007	$4,042	$3,741	(13)%	4%
Mortgage origination volume for sale	2,380	2,514	2,265	2,669	2,444	(5)	(3)

Third party mortgage loans serviced (2)	31,017	30,554	30,398	23,585	23,471	2	32
Mortgage servicing rights (2)	351	338	327	274	210	4	67
MSR % of investor servicing portfolio (2)	1.13%	1.11%	1.08%	1.16%	0.89%	2%	27%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Allowance for loan and lease losses, beginning of period	$2,107	$2,218	$1,703	$1,814	$1,796
Loan and lease charge-offs (1)	(79)	(106)	(102)	(95)	(140)
Recoveries of loans and leases previously charged off	45	51	40	31	28
Net loan and lease charge-offs	(34)	(55)	(62)	(64)	(112)
Provision for loan and lease losses	(43)	(56)	145	(47)	130
Allowance on loans and leases purchased with credit deterioration	—	—	432	—	—
Allowance of assets sold or transferred to loans held for sale	—	—	—	—	—
Allowance for loan and lease losses, end of period	2,030	2,107	2,218	1,703	1,814
Allowance for unfunded lending commitments, beginning of period	98	104	38	52	82
Provision for (reduction in) unfunded lending commitments	(21)	(6)	66	(13)	(27)
Unfunded lending commitment losses	—	—	—	(1)	(3)
Allowance for unfunded lending commitments, end of period	77	98	104	38	52
Total allowance for credit losses, end of period	$2,107	$2,205	$2,322	$1,741	$1,866
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.81%	1.91%	1.98%	2.12%	2.22%
Nonaccrual loans and leases (NALs)	284	245	227	330	341
Nonperforming assets (NPAs)	271	236	219	313	323
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.88%	1.99%	2.08%	2.17%	2.29%
Nonaccrual loans and leases (NALs)	294	256	238	338	351
Nonperforming assets (NPAs)	281	247	229	320	332
(1)Net charge-offs and associated metrics for the period ended June 30, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$832	$801	$1,030	$824	$879
Commercial real estate	586	678	499	332	297
Lease financing	44	70	89	41	60
Total commercial	1,462	1,549	1,618	1,197	1,236
Consumer
Residential mortgage	145	127	125	73	79
Automobile	108	122	141	156	166
Home equity	88	108	140	90	124
RV and marine	105	111	114	114	129
Other consumer	122	90	80	73	80
Total consumer	568	558	600	506	578
Total allowance for loan and lease losses	2,030	2,107	2,218	1,703	1,814
Allowance for unfunded lending commitments	77	98	104	38	52
Total allowance for credit losses	$2,107	$2,205	$2,322	$1,741	$1,866

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$6	$28	$37	$28	$54
Commercial real estate:
Construction	—	(1)	—	—	—
Commercial	(4)	8	17	(3)	32
Commercial real estate	(4)	7	17	(3)	32
Lease financing	3	12	5	24	4
Total commercial	5	47	59	49	90
Consumer:
Residential mortgage	(1)	—	—	—	1
Automobile	—	(4)	(4)	2	6
Home equity	(1)	(3)	(1)	—	1
RV and marine	2	—	—	3	2
Other consumer	29	15	8	10	12
Total consumer	29	8	3	15	22
Total net charge-offs (1)	$34	$55	$62	$64	$112

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2020
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.06%	0.28%	0.43%	0.35%	0.65%
Commercial real estate:
Construction	(0.03)	(0.14)	(0.04)	(0.04)	(0.04)
Commercial	(0.13)	0.26	0.81	(0.17)	2.14
Commercial real estate	(0.12)	0.21	0.69	(0.15)	1.81
Lease financing	0.24	0.87	0.93	4.32	0.86
Total commercial	0.03	0.31	0.51	0.47	0.86
Consumer:
Residential mortgage	(0.01)	—	—	0.01	0.05
Automobile	(0.03)	(0.10)	(0.13)	0.05	0.21
Home equity	(0.04)	(0.08)	(0.08)	0.02	0.01
RV and marine	0.13	(0.01)	0.02	0.29	0.21
Other consumer	7.20	3.97	3.13	3.99	4.35
Total consumer	0.23	0.07	0.02	0.16	0.22
Net charge-offs as a % of average loans (1)	0.12%	0.20%	0.28%	0.32%	0.55%
(1)Net charge-offs and associated metrics for the period ended June 30, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Nonaccrual loans and leases (NALs):
Commercial and industrial	$370	$494	$591	$326	$349
Commercial real estate	104	103	83	8	15
Lease financing	48	60	74	17	4
Residential mortgage	111	108	130	90	88
Automobile	3	3	3	3	4
Home equity	79	87	91	71	70
RV and marine	1	6	5	1	2
Total nonaccrual loans and leases	716	861	977	516	532
Other real estate, net:
Residential	8	6	5	2	4
Commercial	1	1	2	—	—
Total other real estate, net	9	7	7	2	4
Other NPAs (2)	25	25	30	26	27
Total nonperforming assets	$750	$893	$1,014	$544	$563

Nonaccrual loans and leases as a % of total loans and leases	0.64%	0.78%	0.87%	0.64%	0.65%
NPA ratio (3)	0.67	0.81	0.91	0.68	0.69
(NPA+90days)/(Loan+OREO) (4)	0.86	0.97	1.04	0.87	0.90

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Nonperforming assets, beginning of period	$893	$1,014	$544	$563	$602
New nonperforming assets	146	195	116	129	248
Acquired NPAs	—	—	629	—	—
Returns to accruing status	(99)	(125)	(46)	(33)	(108)
Charge-offs	(35)	(51)	(77)	(52)	(73)
Payments	(152)	(128)	(81)	(55)	(82)
Sales	(3)	(12)	(71)	(8)	(24)
Nonperforming assets, end of period	$750	$893	$1,014	$544	$563
(1)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Accruing loans and leases past due 90+ days:
Commercial and industrial	$13	$6	$1	$—	$—
Lease financing	11	12	14	8	10
Residential mortgage (excluding loans guaranteed by the U.S. Government)	25	16	17	18	30
Automobile	6	5	4	5	9
Home equity	17	10	9	10	14
RV and marine	3	2	1	1	3
Other consumer	3	2	2	2	3
Total, excl. loans guaranteed by the U.S. Government	78	53	48	44	69
Add: loans guaranteed by U.S. Government	132	122	100	110	102
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$210	$175	$148	$154	$171

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.05%	0.04%	0.05%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.11	0.09	0.14	0.13
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.16	0.13	0.19	0.21

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$19,297	$19,479	$20,511	$13,600	$12,992
Regulatory capital adjustments:
CECL transitional amount (2)	437	440	459	422	453
Shareholders’ preferred equity	(2,177)	(2,281)	(2,866)	(2,680)	(2,196)
Accumulated other comprehensive income (loss) offset	230	125	19	56	(192)
Goodwill and other intangibles, net of related taxes	(5,484)	(5,477)	(5,479)	(2,095)	(2,107)
Deferred tax assets that arise from tax loss and credit carryforwards	(54)	(36)	(48)	(63)	(63)
Common equity tier 1 capital	12,249	12,250	12,596	9,240	8,887
Additional tier 1 capital
Shareholders’ preferred equity	2,177	2,281	2,866	2,680	2,196
Tier 1 capital	14,426	14,531	15,462	11,920	11,083
Long-term debt and other tier 2 qualifying instruments	1,540	1,552	1,062	610	660
Qualifying allowance for loan and lease losses	1,281	1,290	1,345	1,119	1,113
Tier 2 capital	2,821	2,842	2,407	1,729	1,773
Total risk-based capital	$17,247	$17,373	$17,869	$13,649	$12,856
Risk-weighted assets (RWA)(1)	$131,302	$128,023	$126,241	$89,494	$88,878
Common equity tier 1 risk-based capital ratio (1)	9.33%	9.57%	9.98%	10.32%	10.00%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.56	8.62	11.65	9.85	9.32
Tier 1 risk-based capital ratio (1)	10.99	11.35	12.25	13.32	12.47
Total risk-based capital ratio (1)	13.13	13.57	14.15	15.25	14.46
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.83	9.14	9.61	9.82	9.74
(1)December 31, 2021, figures are estimated.
(2)The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL, excluding the allowance established at acquisition for purchased credit deteriorated loans.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Cash dividends declared per common share	$0.155	$0.15	$0.15	$0.15	$0.15
Common shares outstanding (in millions)
Average - basic	1,444	1,463	1,125	1,018	1,017
Average - diluted	1,471	1,487	1,125	1,041	1,036
Ending	1,438	1,446	1,477	1,018	1,017
Tangible book value per common share (1)	$8.06	$8.09	$8.22	$8.64	$8.51
Common share repurchases (in millions)
Number of shares repurchased	10	33	—	—	—

Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2021	2021	2021	2021	2020
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$19,297	$19,479	$20,511	$13,600	$12,993
Goodwill and other intangible assets	(5,591)	(5,571)	(5,585)	(2,171)	(2,181)
Deferred tax liability on other intangible assets (1)	51	54	56	38	40
Total tangible equity	13,757	13,962	14,982	11,467	10,852
Preferred equity	(2,167)	(2,267)	(2,851)	(2,676)	(2,191)
Total tangible common equity	$11,590	$11,695	$12,131	$8,791	$8,661
Total assets	$174,064	$173,878	$175,172	$125,768	$123,038
Goodwill and other intangible assets	(5,591)	(5,571)	(5,585)	(2,171)	(2,181)
Deferred tax liability on other intangible assets (1)	51	54	56	38	40
Total tangible assets	$168,524	$168,361	$169,643	$123,635	$120,897
Tangible equity / tangible asset ratio	8.16%	8.29%	8.83%	9.28%	8.98%
Tangible common equity / tangible asset ratio	6.88	6.95	7.15	7.11	7.16
Other data:
Number of employees (Average full-time equivalent)	20,309	20,908	17,018	15,449	15,477
Number of domestic full-service branches (2)	1,087	1,236	1,239	814	839
ATM Count	1,756	2,317	2,340	1,314	1,322
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)
		Change from 2020			Change from 2019
(dollar amounts in millions)	2021	Amount	Percent	2020	Amount	Percent	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$8,129	$4,255	110%	$3,874	$3,322	602%	$552
Interest-bearing deposits in banks	372	196	111	176	34	24	142
Securities:
Trading account securities	50	(9)	(15)	59	(77)	(57)	136
Available-for-sale securities:
Taxable	19,767	8,375	74	11,392	498	5	10,894
Tax-exempt	2,916	181	7	2,735	(172)	(6)	2,907
Total available-for-sale securities	22,683	8,556	61	14,127	326	2	13,801
Allowance for securities losses	—	—	—	—	—	—	—
Net available-for-sale securities	22,683	8,556	61	14,127	326	2	13,801
Held-to-maturity securities - taxable	10,000	752	8	9,248	603	7	8,645
Allowance for securities losses	—	—	—	—	—	—	—
Net Held-to-maturity securities - taxable	10,000	752	8	9,248	603	7	8,645
Other securities	556	113	26	443	(28)	(6)	471
Total securities	33,289	9,412	39	23,877	824	4	23,053
Loans held for sale	1,398	277	25	1,121	305	37	816
Loans and leases:(2)
Commercial:
Commercial and industrial	36,898	5,274	17	31,624	3,339	12	28,285
Commercial real estate:
Construction	1,500	344	30	1,156	(15)	(1)	1,171
Commercial	9,912	4,014	68	5,898	196	3	5,702
Commercial real estate	11,412	4,358	62	7,054	181	3	6,873
Lease financing	3,739	1,446	63	2,293	29	1	2,264
Total commercial	52,049	11,078	27	40,971	3,549	9	37,422
Consumer:
Residential mortgage	15,953	4,259	36	11,694	607	5	11,087
Automobile	13,008	170	1	12,838	495	4	12,343
Home equity	10,018	1,088	12	8,930	(486)	(5)	9,416
RV and marine	4,672	796	21	3,876	425	12	3,451
Other consumer	1,287	201	19	1,086	(173)	(14)	1,259
Total consumer	44,938	6,514	17	38,424	868	2	37,556
Total loans and leases	96,987	17,592	22	79,395	4,417	6	74,978
Allowance for loan and lease losses	(1,993)	(412)	(26)	(1,581)	(795)	(101)	(786)
Net loans and leases	94,994	17,180	22	77,814	3,622	5	74,192
Total earning assets	140,175	31,732	29	108,443	8,902	9	99,541
Cash and due from banks	1,356	232	21	1,124	282	33	842
Intangible assets	4,108	1,907	87	2,201	(45)	(2)	2,246
All other assets	8,635	1,590	23	7,045	917	15	6,128
Total assets	$152,281	$35,049	30%	$117,232	$9,261	9%	$107,971
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$32,708	$9,194	39%	$23,514	$3,656	18%	$19,858
Money market deposits	30,039	4,344	17	25,695	1,923	8	23,772
Savings and other domestic deposits	17,357	6,637	62	10,720	804	8	9,916
Core certificates of deposit (3)	2,368	(242)	(9)	2,610	(2,980)	(53)	5,590
Other domestic deposits of $250,000 or more	353	137	63	216	(103)	(32)	319
Negotiable CDs, brokered and other deposits	3,525	(297)	(8)	3,822	1,006	36	2,816
Total interest-bearing deposits	86,350	19,773	30	66,577	4,306	7	62,271
Short-term borrowings	278	(869)	(76)	1,147	(1,297)	(53)	2,444
Long-term debt	7,479	(2,017)	(21)	9,496	164	2	9,332
Total interest-bearing liabilities	94,107	16,887	22	77,220	3,173	4	74,047
Demand deposits - noninterest-bearing	37,960	12,624	50	25,336	5,275	26	20,061
All other liabilities	3,205	832	35	2,373	70	3	2,303
Total Huntington Bancshares Inc shareholders’ equity	16,997	4,694	38	12,303	743	6	11,560
Non-controlling interest	12	12	100	—	—	—	—
Total Equity	$17,009	$4,706	38	$12,303	$743	6	$11,560
Total liabilities and shareholders’ equity	$152,281	$35,049	30%	$117,232	$9,261	9%	$107,971
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2021	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$11	$6	$12
Interest-bearing deposits in banks	1	1	3
Securities:
Trading account securities	1	2	3
Available-for-sale securities:
Taxable	261	237	295
Tax-exempt	71	77	105
Total available-for-sale securities	332	314	400
Held-to-maturity securities - taxable	174	216	218
Other securities	10	6	16
Total securities	517	538	637
Loans held for sale	41	34	31
Loans and leases:
Commercial:
Commercial and industrial	1,446	1,166	1,313
Commercial real estate:
Construction	55	44	64
Commercial	307	181	273
Commercial real estate	362	225	337
Lease Financing	186	124	128
Total commercial	1,994	1,515	1,778
Consumer:
Residential mortgage	479	406	422
Automobile	471	504	500
Home equity	391	358	508
RV and marine	199	181	171
Other consumer	112	125	165
Total consumer	1,652	1,574	1,766
Total loans and leases	3,646	3,089	3,544
Total earning assets	$4,216	$3,668	$4,227
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$12	$32	$116
Money market deposits	21	100	260
Savings and other domestic deposits	5	10	22
Core certificates of deposit	1	38	119
Other domestic deposits of $250,000 or more	1	3	7
Negotiable CDS, brokered and other deposits	5	15	61
Total interest-bearing deposits	45	198	585
Short-term borrowings	1	13	54
Long-term debt	43	212	349
Total interest-bearing liabilities	89	423	988
Net interest income	$4,127	$3,245	$3,239
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2021	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	0.14%	0.15%	2.12%
Interest-bearing deposits in banks	0.04	0.47	2.01
Securities:
Trading account securities	3.32	3.10	2.17
Available-for-sale securities:
Taxable	1.32	2.08	2.71
Tax-exempt	2.42	2.84	3.61
Total available-for-sale securities	1.46	2.23	2.90
Held-to-maturity securities - taxable	1.74	2.33	2.52
Other securities	1.75	1.41	3.47
Total securities	1.55	2.25	2.76
Loans held for sale	2.96	3.06	3.76
Loans and leases: (4)
Commercial:
Commercial and industrial	3.92	3.69	4.64
Commercial real estate:
Construction	3.67	3.84	5.51
Commercial	3.10	3.07	4.79
Commercial real estate	3.17	3.19	4.91
Lease financing	4.98	5.42	5.66
Total commercial	3.83	3.70	4.75
Consumer:
Residential mortgage	3.00	3.47	3.81
Automobile	3.62	3.93	4.05
Home equity	3.90	4.01	5.40
RV and marine	4.27	4.68	4.95
Other consumer	8.73	11.48	13.11
Total consumer	3.68	4.10	4.70
Total loans and leases	3.76	3.89	4.73
Total earning assets	3.01	3.38	4.25
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.04%	0.14%	0.58%
Money market deposits	0.07	0.39	1.09
Savings and other domestic deposits	0.03	0.09	0.22
Core certificates of deposit (4)	0.03	1.44	2.13
Other domestic deposits of $250,000 or more	0.21	1.18	1.82
Negotiable CDS, brokered and other deposits	0.16	0.38	2.18
Total interest-bearing deposits	0.05	0.30	0.94
Short-term borrowings	0.20	1.18	2.23
Long-term debt	0.57	2.24	3.74
Total interest bearing liabilities	0.09	0.55	1.34
Demand deposits - noninterest-bearing	—	—	—
Net interest rate spread	2.92	2.83	2.91
Impact of noninterest-bearing funds on margin	0.02	0.16	0.35
Net interest margin	2.94%	2.99%	3.26%

Commercial Loan Derivative Impact
(Unaudited)
	Annual Average Rates
Fully-taxable equivalent basis(1)	2021	2020	2019
Commercial loans (2)(3)	3.50%	3.32%	4.72%
Impact of commercial loan derivatives	0.33	0.38	0.03
Total commercial - as reported	3.83%	3.70%	4.75%

Average 1 Month LIBOR	0.10%	0.52%	2.22%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans.
(4)Includes consumer certificates of deposits of $250,000 or more.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions, except per share data)		Change			Change
	2021	Amount	Percent	2020	Amount	Percent	2019
Interest income	$4,191	$544	15%	$3,647	$(554)	(13)%	$4,201
Interest expense	89	(334)	(79)	423	(565)	(57)	988
Net interest income	4,102	878	27	3,224	11	—	3,213
Provision for credit losses	25	(1,023)	(98)	1,048	761	265	287
Net interest income after provision for credit losses	4,077	1,901	87	2,176	(750)	(26)	2,926
Service charges on deposit accounts	372	71	24	301	(71)	(19)	372
Card and payment processing income	334	86	35	248	2	1	246
Mortgage banking income	309	(57)	(16)	366	199	119	167
Trust and investment management services	232	43	23	189	11	6	178
Capital markets fees	151	26	21	125	2	2	123
Insurance income	105	8	8	97	9	10	88
Leasing revenue	99	78	371	21	2	11	19
Bank owned life insurance income	69	5	8	64	(2)	(3)	66
Gain on sale of loans	9	(33)	(79)	42	(13)	(24)	55
Net gains (losses) on sales of securities	9	10	NM	(1)	23	96	(24)
Other noninterest income	200	61	44	139	(25)	(15)	164
Total noninterest income	1,889	298	19	1,591	137	9	1,454
Personnel costs	2,335	643	38	1,692	38	2	1,654
Outside data processing and other services	850	466	121	384	38	11	346
Net occupancy	277	119	75	158	(1)	(1)	159
Equipment	248	68	38	180	17	10	163
Professional services	113	58	105	55	1	2	54
Marketing	89	51	134	38	1	3	37
Deposit and other insurance expense	51	19	59	32	(2)	(6)	34
Amortization of intangibles	48	7	17	41	(8)	(16)	49
Lease financing equipment depreciation	41	40	NM	1	(3)	(75)	4
Other noninterest expense	323	109	51	214	(7)	(3)	221
Total noninterest expense	4,375	1,580	57	2,795	74	3	2,721
Income before income taxes	1,591	619	64	972	(687)	(41)	1,659
Provision for income taxes	294	139	90	155	(93)	(38)	248
Income after income taxes	1,297	480	59	817	(594)	(42)	1,411
Income attributable to non-controlling interest	2	2	100	—	—	—	—
Net income attributable to Huntington Bancshares Inc	1,295	478	59	817	(594)	(42)	1,411
Dividends on preferred shares	131	31	31	100	26	35	74
Impact of preferred stock redemption	11	11	100	—	—	—	—
Net income applicable to common shares	$1,153	$436	61%	$717	$(620)	(46)%	$1,337
Average common shares - basic	1,262	245	24%	1,017	(22)	(2)%	1,039
Average common shares - diluted	1,287	254	25	1,033	(23)	(2)	1,056
Per common share
Net income - basic	$0.91	$0.20	28	$0.71	$(0.58)	(45)	$1.29
Net income - diluted	0.90	0.21	30	0.69	(0.58)	(46)	1.27
Cash dividends declared	0.605	0.01	1	0.60	0.02	3	0.58
Revenue - fully taxable equivalent (FTE)
Net interest income	$4,102	$878	27	$3,224	$11	—	$3,213
FTE adjustment (1)	25	4	19	21	(5)	(19)	26
Net interest income	4,127	882	27	3,245	6	—	3,239
Noninterest income	1,889	298	19	1,591	137	9	1,454
Total revenue (1)	$6,016	$1,180	24%	$4,836	$143	3%	$4,693
NM - Not Meaningful
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2021	2020	2019
Net origination and secondary marketing income	$300	$346	$132
Net mortgage servicing income
Loan servicing income	77	61	59
Amortization of capitalized servicing	(81)	(53)	(45)
Operating income	(4)	8	14
MSR valuation adjustment (1)	27	(52)	(15)
Gains (losses) due to MSR hedging	(26)	53	29
Net MSR risk management	1	1	14
Total net mortgage servicing income	$(3)	$9	$28
All other	12	11	7
Mortgage banking income	$309	$366	$167

Mortgage origination volume	$16,396	$13,489	$7,744
Mortgage origination volume for sale	9,828	8,842	4,938

Third party mortgage loans serviced (2)	31,017	23,471	22,425
Mortgage servicing rights (2)	351	210	212
MSR % of investor servicing portfolio	1.13%	0.89%	0.95%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2021	2020	2019
Allowance for loan and lease losses, beginning of period	$1,814	$783	$772
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	391	—
Loan and lease charge-offs (1)	(382)	(540)	(362)
Recoveries of loans and leases previously charged off	167	91	97
Net loan and lease charge-offs	(215)	(449)	(265)
Provision for loan and lease losses	(1)	1,089	277
Allowance on loans and leases purchased with credit deterioration	432	—	—
Allowance of assets sold or transferred to loans held for sale	—	—	(1)
Allowance for loan and lease losses, end of period	2,030	1,814	783
Allowance for unfunded lending commitments, beginning of period	52	104	96
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	2	—
Provision for (reduction in) unfunded lending commitments	26	(41)	10
Unfunded lending commitment losses	(1)	(13)	(2)
Allowance for unfunded lending commitments, end of period	77	52	104
Total allowance for credit losses, end of period	$2,107	$1,866	$887
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.81%	2.22%	1.04%
Nonaccrual loans and leases (NALs)	284	341	167
Nonperforming assets (NPAs)	271	323	157
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.88%	2.29%	1.18%
Nonaccrual loans and leases (NALs)	294	351	190
Nonperforming assets (NPAs)	281	332	178
(1)Net charge-offs and associated metrics for the period ended December 31, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

	Year Ended December 31,
(dollar amounts in millions)	2021	2020	2019
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$832	$879	$426
Commercial real estate	586	297	83
Lease financing	44	60	43
Total commercial	1,462	1,236	552
Consumer
Residential mortgage	145	79	23
Automobile	108	166	57
Home equity	88	124	50
RV and marine	105	129	21
Other consumer	122	80	80
Total consumer	568	578	231
Total allowance for loan and lease losses	2,030	1,814	783
Allowance for unfunded lending commitments	77	52	104
Total allowance for credit losses	$2,107	$1,866	$887

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2021	2020	2019
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$99	$287	$123
Commercial real estate:
Construction	(1)	—	(2)
Commercial	18	43	(1)
Commercial real estate	17	43	(3)
Lease financing	44	12	5
Total commercial	160	342	125
Consumer:
Residential mortgage	(1)	3	6
Automobile	(6)	33	32
Home equity	(5)	6	8
RV and marine	5	12	11
Other consumer	62	53	83
Total consumer	55	107	140
Total net charge-offs (1)	$215	$449	$265

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.27%	0.91%	0.44%
Commercial real estate:
Construction	(0.07)	(0.05)	(0.15)
Commercial	0.18	0.74	(0.02)
Commercial real estate	0.14	0.61	(0.05)
Lease financing	1.18	0.54	0.19
Total commercial	0.31	0.84	0.33
Consumer:
Residential mortgage	—	0.03	0.06
Automobile	(0.05)	0.26	0.26
Home equity	(0.05)	0.07	0.08
RV and marine	0.10	0.31	0.31
Other consumer	4.84	4.84	6.62
Total consumer	0.12	0.28	0.37
Net charge-offs as a % of average loans (1)	0.22%	0.57%	0.35%
(1)Net charge-offs and associated metrics for the period ended December 31, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in millions)	2021	2020	2019
Nonaccrual loans and leases (NALs):
Commercial and industrial	$370	$349	$314
Commercial real estate	104	15	10
Lease financing	48	4	9
Residential mortgage	111	88	71
Automobile	3	4	4
Home equity	79	70	59
RV and marine	1	2	1
Total nonaccrual loans and leases	716	532	468
Other real estate, net:
Residential	8	4	9
Commercial	1	—	2
Total other real estate, net	9	4	11
Other NPAs (1)	25	27	19
Total nonperforming assets (3)	$750	$563	$498

Nonaccrual loans and leases as a % of total loans and leases	0.64%	0.65%	0.62%
NPA ratio (2)	0.67	0.69	0.66

	December 31,
(dollar amounts in millions)	2021	2020	2019
Nonperforming assets, beginning of period	$563	$498	$387
New nonperforming assets	586	991	675
Returns to accruing status	(303)	(198)	(93)
Loan and lease losses	(215)	(327)	(194)
Payments	(416)	(292)	(188)
Sales and held-for-sale transfers	(94)	(109)	(89)
Nonperforming assets, end of period (2)	$750	$563	$498

(1)Other nonperforming assets at December 31, 2019 include certain nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the nonperforming assets balance.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases
(Unaudited)

	December 31,
(dollar amounts in millions)	2021	2020	2019
Accruing loans and leases past due 90+ days:
Commercial and industrial	$13	$—	$11
Lease financing	11	10	—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	25	30	20
Automobile	6	9	8
Home equity	17	14	14
RV and marine	3	3	2
Other consumer	3	3	7
Total, excl. loans guaranteed by the U.S. Government	78	69	62
Add: loans guaranteed by U.S. Government	132	102	109
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$210	$171	$171
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.08%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.13	0.14
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19	0.21	0.23